Amendment

                           Dated as of May 27, 1994

                     to The Promus Companies Incorporated

                   Savings and Retirement Plan (the "Plan")



     The undersigned Trustees pursuant to Section 2.25 of the Plan and the

Chairman of the Board of Directors of The Promus Companies Incorporated

pursuant to Section 11.1 of the Plan hereby adopt and approve the following amendments to the Plan which shall be effective August 1, 1994, or as soon as administratively feasible thereafter:

     1.  Section 2.25 of the Plan is amended by adding the following subsections (g) and (h):

          "(g) Investment Fund VII -- a fund consisting primarily of common stock or of funds consisting primarily of common stock.

          (h) Investment Fund VIII -- a fund consisting primarily of bonds and similar investments or of funds consisting primarily of bonds and similar investments."

     2.  The first sentence of subsection 6.1(a) of the Plan is amended to read as follows:

          "Upon becoming a Participant, each Member may file with the Plan Administrator such Member's direction with respect to what percentage, if any, of the Member's Account (derived from contributions made pursuant to sections 4.1, 4.2, 4.4, 4.6, and 4.9) is to be invested in any one or more of Investment Funds I, II, III, VI, VII or VIII."










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     3.  The second sentence of subsection 6.1(b) of the Plan is amended to read as follows:

          "A Participant may elect to transfer amounts allocated to his Account (except amounts allocated to the ESOP account identified as Employee Account 10 unless otherwise permitted by the Plan Administrator in compliance with applicable law) among Investment Funds I, II, III, VI, VII or VIII in increments of 10 percent by filing the appropriate form with the Plan Administrator."

     4.  The fifth sentence of subsection 6.1(b) of the Plan is amended to read as follows:

          "Transfers of Account balances by a Member from Investment Fund I to Investment Fund VI (including direct transfers and simultaneous transfers, i.e. a transfer from Fund I to Funds II, III, VII or VIII and at the same time a transfer from Funds II, III, VII or VIII to Fund VI) shall not, in order to make any such transfer, utilize any funds in the guaranteed investment contract or group annuity contract issued by an insurance company (other than funds received by virtue of the maturity or discontinuance of any such contract) without the consent or agreement of the insurance company but instead such transfers shall utilize any other available funds in Investment Fund I for the transfer of funds from Investment Fund I to Fund VI."

     5.  The word "four" in clause (2) of the second sentence of subsection 6.4(e) of the Plan is amended to read "six."

     6.  The following Section 16.9 is added to the Plan:

          "16.9 Telephonic/Electronic Decisions. Notwithstanding anything in this Plan to the contrary, pay reduction agreements and cancellations or amendments thereto, investment elections, changes and transfers, loans, withdrawal decisions, and any other decision or election by a Member or other person under this Plan may be accomplished by electronic or telephonic means which are not prohibited by law and which are in accordance with procedures and/or systems approved or arranged by the Plan Administrator or its delegees."







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     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date written above.

Plan Trustees:


NEIL F. BARNHART                        MICHAEL D. ROSE
- ------------------------------          ------------------------------
Neil F. Barnhart                        Michael D. Rose, Chairman of The
                                        Board of The Promus Companies
                                        Incorporated
THOMAS J. CARR, JR.
- ------------------------------
Thomas J. Carr, Jr.


DONALD H. DEMPSEY
- ------------------------------
Donald H. Dempsey


LAURANCE B. LACAFF
- ------------------------------
Laurance B. Lacaff


CHARLES A. LEDSINGER, JR.
- ------------------------------
Charles A. Ledsinger, Jr.


BEN C. PETERNELL
- ------------------------------
Ben C. Peternell


MICHAEL N. REGAN
- ------------------------------
Michael N. Regan


GEORGE M. RINALDI
- ------------------------------
George M. Rinaldi












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